Exhibit 10.37

THESE SHARES BEING SUBSCRIBED FOR HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Quintiles Transnational Holdings Inc.

Subscription Agreement

Effective as of the date set forth below, the undersigned (the “Subscriber”) hereby subscribes to and offers to purchase thirty-eight thousand five hundred eighty (38,580) shares of common stock, par value $0.01 per share (the “Shares”), from Quintiles Transnational Holdings Inc., a North Carolina corporation (the “Corporation”). As consideration for the Shares, the Subscriber shall pay to the Corporation Twenty-Five Dollars and Ninety-Two Cents ($25.92) per share for an aggregate price of Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety- Three Dollars and Sixty Cents ($999,993.60) (the “Purchase Price”). The Subscriber shall pay the Purchase Price to the Corporation on the effective date hereof by wire transfer of immediately available funds to the account designated by the Corporation or by such other method as may be acceptable to the Corporation.

This Agreement represents an irrevocable offer by the Subscriber for the Shares and shall become a binding obligation on behalf of the Corporation upon its written acceptance thereof.

The Subscriber hereby represents and warrants that:

(1) Subscriber is purchasing the Shares for Subscriber’s own account for investment only, and not with the view to the resale or distribution thereof.

(2) Subscriber has had an opportunity to review information, and ask and have Subscriber’s questions answered by the appropriate officers of the Corporation, with respect to the Corporation, desires no further or additional information concerning the Corporation or its operations and deems such information received and reviewed adequate to evaluate the merits and risks of Subscriber’s investment in the Corporation. Subscriber has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase. Subscriber can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.

(3) Subscriber understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities law and that the Shares cannot be sold, transferred, or otherwise disposed of unless they are subsequently registered under the Securities Act and any applicable state securities law or an exemption from such registration is then available. Subscriber acknowledges that the Corporation has made no undertaking either to register the Shares or to make available any exemption from such registration or to supply any information to facilitate the sale of the Shares.

Subscriber further understands and agrees that the Corporation will not honor any attempt by Subscriber to sell, pledge, transfer or otherwise dispose of the Shares in the absence of an effective registration statement under the Securities Act and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to the Corporation that an exemption is available therefrom. Subscriber understands that a legend will be placed on the Shares concerning the securities law restrictions on transfer of the Shares.

(4) SUBSCRIBER UNDERSTANDS AND ACKNOWLEDGES THAT THE SHARES MAY ONLY BE PURCHASED BY SUBSCRIBER IF SUBSCRIBER QUALIFIES AS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED PURSUANT TO THE SECURITIES ACT. SUBSCRIBER CERTIFIES THAT IT IS AN “ACCREDITED INVESTOR” AS SUCH TERM IS DEFINED IN THE SECURITIES ACT.

(5) Subscriber understands that as a precondition to the Corporation’s written acceptance of this offer, Subscriber must agree to become party to that certain Shareholders Agreement, dated as of January 22, 2008, by and among the Corporation (as assignee of Quintiles Transnational Corp.) and certain shareholders of the Corporation named therein (as such agreement may have been or may be amended from time to time) (the “Shareholders Agreement”). Subscriber acknowledges further that under the terms of the Shareholders Agreement, the Shares are subject to various restrictions on transfer or other disposition and that Subscriber may be required to vote his Shares in a particular fashion as set forth therein in the election of directors of the Corporation or with respect to a sale of the Corporation or certain corporate transactions. In addition, Subscriber acknowledges that certain provisions of the Shareholders Agreement may be modified or amended without his approval or consent.

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Subscriber understands that the Corporation is relying upon the representations and warranties contained herein to ensure its compliance with the Securities Act and applicable state securities laws, and the rules and regulations promulgated thereunder.

This the 30th day of May, 2012.

SUBSCRIBER:

Thomas Pike

/s/ Thomas Pike

ACCEPTANCE

The foregoing subscription by Thomas Pike for the Shares is hereby accepted by the Corporation as of the 31ST day of May, 2012.

Quintiles Transnational Holdings Inc.

By:	/s/ Beverly Rubin
Beverly Rubin
Assistant Secretary